Exhibit 99.C

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and William K. Hood (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

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present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

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if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

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(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 30,250 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

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If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

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delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

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adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

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determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

William K. Hood

Balboa Bay Club

1221 W Coast Highway

APT 507

Newport Beach, CA  92663

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

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and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any

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applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from

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jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ WILLIAM K. HOOD
William K. Hood

Schedule I

Options, etc.

Options to acquire up to 90,000 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Curtis M. Rocca (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

2

present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

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if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

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(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 2,000 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

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If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

8

determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Curtis M. Rocca

9712 Merriweather Court

Granite Bay, CA  95746

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin

Facsimile:               (718) 729-3469

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

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Attention:              Barry Wade

Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in

11

such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),

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and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ CURTIS M. ROCCA
Curtis M. Rocca

Schedule I

Options, etc.

Options to acquire up to 53,000 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Euval Barrakette (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

2

present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

3

if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

4

(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 115,740 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

5

If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

8

determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Euval Barrakette

90 Riverside Drive

New York, NY  10024

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

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Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in

11

such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),

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and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ EUVAL BARRAKETTE
Euval Barrakette

Schedule I

Options, etc.

Options to acquire up to 92,500 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Dr. Allen Schick (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

2

present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

3

if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

4

(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 419,984 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

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If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

8

determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Dr. Allen Schick

1222 Woodside Parkway

Silver Spring, MD  20901

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

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Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in

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such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),

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and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ DR. ALLEN SCHICK
Dr. Allen Schick

Schedule I

Options, etc.

Options to acquire up to 92,500 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Arthur D. Kowaloff (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

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present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

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if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

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(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of zero shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

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If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

8

determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Arthur D. Kowaloff

1261 Madison Avenue

New York, NY  10128

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

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Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in

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such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),

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and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ ARTHUR D. KOWALOFF
Arthur D. Kowaloff

Schedule I

Options, etc.

Options to acquire up to 30,000 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Michael Stone (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

2

present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

3

if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

4

(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 70,550 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

5

If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

8

determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Michael Stone

2-01 50th Avenue

Apt. 10G

Long Island City, NY  11101

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

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and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any

11

applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from

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jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ MICHAEL STONE
Michael Stone

Schedule I

Options, etc.

Options to acquire up to 324,497 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Jeffrey Slovin (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

2

present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

3

if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

4

(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 706,564 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

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If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

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determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Jeffrey Slovin

East 69th St., Apt. #5C

New York, NY  10021

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

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Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in

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such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),

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and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ JEFFREY SLOVIN
Jeffrey Slovin

Schedule I

Options, etc.

Options to acquire up to 595,850 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Greystone Funding Corporation, a Virginia corporation (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as

2

present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B),

3

if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

4

(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 4,527,716 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

5

If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

6

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an

7

adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party

8

determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

9

(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Greystone Funding Corporation, a Virginia corporation

Carnegie Hall Tower

152 West 57th Street, 60th Floor

New York, New York 10019

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

10

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any

11

applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from

12

jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

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IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

GREYSTONE FUNDING CORPORATION

	By:	/s/ STEPHEN ROSENBERG
	Name:	Stephen Rosenberg
	Its:	President

Schedule I

Options, etc.

None.

Schedule 2(b)(i)

Permitted Encumbrances

The Stockholder shall be permitted to pledge (but not sell, assign or transfer) the Shares to a bank lender as collateral security for loans to the Stockholder not to exceed $65 million in the aggregate other than in connection with or relating to any Competing Transaction (as defined in the Exchange Agreement) involving Schick or any of its Subsidiaries.

VOTING AGREEMENT AND IRREVOCABLE PROXY

THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of September 25, 2005 (this “Agreement”), is made by and between Sirona Holdings Luxco S.C.A., a société en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (“Luxco”) and Stan Mandelkern (the “Stockholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement (as the same may hereafter be amended from time-to-time, the “Exchange Agreement”) dated as of the date hereof by and among Schick Technologies, Inc., a Delaware corporation (“Schick”), Luxco and Blitz 05-118 GmbH, a corporation established under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH (“Sirona”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Agreement, Schick, Luxco and Sirona have entered into the Exchange Agreement pursuant to which Luxco will transfer the Sirona Shares and the Sirona Note to Schick and Schick will transfer the Schick Shares to Luxco (the “Exchange Transactions”), on the terms and conditions set forth therein;

WHEREAS, in connection with the Exchange Transactions, Schick will seek to amend its certificate of incorporation to increase the number of authorized shares of Common Stock as set forth in the Certificate Amendment (the “Certificate Amendment”, and together with the Exchange Transactions, the “Transactions”);

WHEREAS, in furtherance of the Transactions, the parties hereto desire that as soon as practicable after the execution and delivery of the Exchange Agreement, Schick will deliver a Proxy Statement to all of the holders of outstanding shares of Common Stock (including all of the Existing Shares (as defined in Section 3 hereof));

WHEREAS, the Board of Directors of Schick has duly adopted resolutions approving the Exchange Agreement, the Transactions and this Agreement and recommending that Schick’s stockholders adopt the Exchange Agreement and the Certificate Amendment and approve the Transactions; and

WHEREAS, as a condition to the willingness of Luxco to enter into the Exchange Agreement, Luxco has requested that certain stockholders of Schick (including the Stockholder) enter into this Agreement, and in order to induce Luxco to enter into the Exchange Agreement, the Stockholder has agreed to enter into this Agreement solely in the Stockholder’s capacity as a stockholder of Schick.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein and the execution and delivery by Schick and Luxco of the Exchange Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement:

(a)           “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, neither Schick nor any of its Subsidiaries shall be deemed to be an Affiliate of the Stockholder, nor shall the Stockholder be deemed to be an Affiliate of Schick or its Subsidiaries.

(b)           “Beneficially Own” or “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act; provided for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(c)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

(e)           “Shares” shall mean the Existing Shares together with any shares of the capital stock of Schick acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options or by means of purchase, stock split, dividend, distribution or otherwise.

2.             Voting Agreement; Irrevocable Proxy; No Solicitation; etc.

(a)           Voting Agreement.  Unless Luxco votes the Stockholder’s Shares directly pursuant to the proxy granted in Section 2(e) hereof, the Stockholder shall at the Schick Stockholders Meeting and any other meeting of the holders of Common Stock (including at any adjournment(s) thereof), however called, or in connection with any written consent of the holders of Common Stock, appear at such meeting or otherwise cause all of the shares of capital stock of Schick Beneficially Owned or owned of record by the Stockholder (including the Shares) to be counted as present at such meeting for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) such shares (including the Shares), (i) in favor of the adoption of the Exchange Agreement and the Certificate Amendment and in favor of the transactions contemplated by the Exchange Agreement and any actions required in furtherance thereof and hereof; (ii) against any other merger, consolidation, combination, sale of substantial assets, sale of capital stock, sale of debt securities, reorganization, recapitalization, tender offer, dissolution, liquidation or winding up of or by Schick or any of its Subsidiaries or any Competing Transaction with respect to Schick (other than the Exchange Agreement and the transactions contemplated thereby); and (iii) against any amendment of Schick’s bylaws or certificate of incorporation (other than the Certificate Amendment) or other action or agreement that would impede, frustrate, hinder, delay, prevent or nullify this Agreement, the Exchange Agreement, the Certificate Amendment or the transactions contemplated hereby or thereby or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Schick under the Exchange Agreement.

(b)           Restrictions on Transfer; No Inconsistent Arrangements.  The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Exchange Agreement and except for sales or transfers (X) if the Stockholder is an individual, to a member of such Stockholder’s immediate family (so long as such transferee agrees in advance in writing to be bound by and perform the terms of this Agreement) or (Y) if the Stockholder is an entity, (A) to an Affiliate of such Stockholder (so long as such Affiliate agrees in advance in writing to be bound by and perform the terms of this Agreement) or (B) with the prior written consent of Luxco (such consent to be withheld only in the event that Luxco reasonably determines that such sale or transfer may be related to or could reasonably be expected to facilitate or support a Competing Transaction involving Schick or any of its Subsidiaries), to a Person that is an entity that is qualified as tax-exempt pursuant to Section 501(c)(3) of the Code (so long as such Person agrees in advance in writing to be bound by and perform the terms of this Agreement (including, without limitation, Section 2(g) hereof)), provided that any sale or transfer pursuant to this clause (B) shall only be made to one Person, shall only be of Shares and shall be structured as a gift to such Person for no material consideration, the Stockholder shall not (i) except for the pledges and encumbrances, if any, permitted by Schedule 2(b)(i), sell, transfer (with or without consideration), pledge or otherwise encumber, assign or otherwise dispose of any of the Stockholder’s Shares or any option or other right to acquire any shares of capital stock of Schick (an “Option”), (ii) enter into any contract, agreement, option or other arrangement or understanding with respect to the sale, transfer (with or without consideration), pledge, assignment or other disposition of the Stockholder’s Shares or Options, (iii) grant any proxy, power-of-attorney, option or other authorization in or with respect to the Stockholder’s Shares or Options or (iv) deposit such Shares or Options into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or Options.  In addition to the consent of Luxco, if any, required pursuant to the foregoing clause (B), if applicable, prior to any sale or transfer permitted by the foregoing clause (X) or (Y), the Stockholder shall deliver written notice to Luxco and such notice shall disclose in reasonable detail the identity of such permitted transferee and shall deliver to Luxco the agreement of such transferee contemplated by the prior sentence in form and substance reasonably satisfactory to Luxco.  Notwithstanding anything to the contrary in this Agreement, the Stockholder may exercise at any time any Options issued by Schick and outstanding on the date hereof held by such Stockholder and any shares received in connection with such exercise shall constitute additional Shares subject to this Agreement.

(c)           No Solicitation.  The Stockholder hereby agrees, solely in the Stockholder’s capacity as a stockholder of Schick, that the Stockholder will not, nor shall it authorize or permit any of its officers, directors and Affiliates and it will use its commercially reasonable efforts to cause its agents, employees and advisors not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to Schick’s stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction relating to Schick or its Subsidiaries (other than the Transactions), (ii) enter into or maintain or continue discussions or negotiations with any Person (other than Luxco or its Affiliates) in furtherance of such inquiries or to obtain a Competing Transaction relating to Schick or its Subsidiaries, (iii) agree to any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries or (iv) endorse any Competing Transaction (other than the Transactions) relating to Schick or its Subsidiaries.  The Stockholder shall promptly (within 24 hours) notify Luxco after receipt by him or it (or any of his or its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which he or it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the Person making the same.

(d)           Waiver of Appraisal Rights.  The Stockholder hereby waives any rights of appraisal or rights to dissent from the Exchange Transactions, if any, that the Stockholder may have under applicable law or otherwise.

(e)           Irrevocable Proxy.  The Stockholder hereby grants an irrevocable proxy during the term of this Agreement to Luxco, and hereby constitutes and appoints Luxco, or any nominee of Luxco, as its attorney-in-fact and proxy, with full power of substitution, for and in its name, place and stead, to vote (by written consent or otherwise) the Shares which the Stockholder is entitled to vote at any meeting of the stockholders of Schick (whether annual or special and whether or not an adjourned or postponed meeting), on the matters and in the manner specified in Section 2(a) of this Agreement.  THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.  The Stockholder hereby revokes all previous proxies granted with respect to the Shares, and no subsequent proxy shall be given

(and if given or executed, shall not be effective) by the Stockholder.  All authority herein conferred or agreed to be conferred shall survive any bankruptcy or dissolution of the Stockholder and the subsequent holders of any Shares.  Luxco may terminate the foregoing proxy with respect to the Stockholder at any time at its sole election by written notice to the Stockholder.

(f)            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Luxco any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Luxco shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Schick or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(g)           Limited Holdback of Certain Holders.  In addition to the restrictions set forth in Section 2(b), the Person that acquires Shares from the Stockholder or its assignees or transferees or their respective assignees or transferees, in any case, in reliance on the transfer exception set forth in clause (B) of Section 2(b) hereof (such Person, the “Charitable Holder”), shall be subject to and hereby agrees to the following covenant:  the Charitable Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act of 1933, as amended) of equity securities of Schick, or any securities convertible into or exchangeable or exercisable for such securities, prior to December 15, 2006, unless Luxco otherwise agrees in advance and in writing.

3.             Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Luxco as follows:

(a)           Ownership of Shares.  The Stockholder is the record and Beneficial Owner of 1,000 shares of Schick’s Common Stock (the “Existing Shares”).  On the date hereof, except as set forth on Schedule I to this Agreement, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by the Stockholder and the Stockholder does not own any option, warrant or other right to acquire any shares of Common Stock.  Subject to the encumbrance set forth on Schedule 2(b)(i), if any, the Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth herein, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Organization; Power; Binding Agreement.  If the Stockholder is an entity, the Stockholder is a legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.

If the Stockholder is an individual, such Stockholder has the legal capacity to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly and validly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy agreement, pledge agreement, shareholders agreement or voting trust or, if the Stockholder is an entity, the Stockholder’s organizational documents.  This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by or on behalf of Luxco, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

(c)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by the Stockholder, and performance of this Agreement by the Stockholder will not (i) if the Stockholder is an entity, contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to the Stockholder, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Stockholder’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of the Stockholder pursuant to any Contract to which the Stockholder is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to the Stockholder, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by the Stockholder of this Agreement.

4.             Reliance by Luxco.  The Stockholder understands and acknowledges that Luxco is entering into the Exchange Agreement in reliance upon the Stockholder’s execution,

delivery and performance of this Agreement and the completeness and accuracy of the representations and warranties contained herein.

5.             Further Assurances.  From time-to-time, at Luxco’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further lawful action as Luxco may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

6.             Representations and Warranties of Luxco.  Luxco hereby represents and warrants to the Stockholder as follows:

(a)           Organization; Power; Binding Agreement.  Luxco is a société en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg, and has full organizational power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Luxco has been duly and validly authorized by all necessary action on the part of Luxco and no other proceedings on the part of Luxco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Luxco, and assuming the due authorization, execution and delivery by or on behalf of the Stockholder, constitutes a valid and binding agreement of Luxco, enforceable against Luxco in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)           No Conflicts.  Assuming the expiration or termination of the waiting period under the Hart-Scott Rodino Act (and the satisfaction or obtaining of any requirements and any required consents under other anti-competition laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement by Luxco, and performance of this Agreement by Luxco will not (i) contravene or conflict with or constitute a violation of the organizational documents or any resolution adopted by its stockholders, members, partners, board of directors (or similar governing body) or any committee thereof, (ii) contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Luxco’s rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the assets of Luxco pursuant to any Contract to which Luxco is a party, or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any permit applicable to Luxco, except where any of the foregoing in clauses (i), (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have, in any material respect, an adverse effect on the execution, delivery or performance by Luxco of this Agreement.

7.             Termination.

(a)           Termination.  The covenants and agreements in this Agreement shall terminate upon the earlier to occur of (i) the termination of the Exchange Agreement in accordance with its terms and (ii) the Closing.  Notwithstanding the foregoing, the agreements in Section 1, Section 7, Section 8(c) and Section 9 hereof shall continue indefinitely and survive any termination pursuant to this Section 7.  Notwithstanding the foregoing, the agreements in Section 2(g) hereof shall continue and survive any termination pursuant to clause (ii) of the first sentence of this Section 7(a) until December 15, 2006.

(b)           Effect of Termination.  In the event of a termination of this Agreement as provided in Section 7(a) hereof, this Agreement and the proxy granted in Section 2(e) hereof shall forthwith become void and there shall be no liability or obligation on the part of Luxco or the Stockholder or their respective officers, directors or partners hereunder thereafter, except as to those Sections referenced in the last two sentences of Section 7(a) above for which any liability or obligation shall survive as provided therein; provided, however, that nothing herein shall relieve any party for liability for any breach hereof prior to any such termination.

8.             Other Agreements.

(a)           Survival of Representations and Warranties; Exclusive Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall not survive the termination of this Agreement; provided that no such termination shall relieve any party hereto form any liability from a breach of this Agreement prior to the date of termination.  The Stockholder agrees that, except for the representations and warranties contained in this Agreement, neither Luxco nor any of its Affiliates or representatives makes any other representations or warranties, and Luxco hereby disclaims any other representations and warranties made by itself or any of its representatives to the Stockholder, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the Stockholder or the Stockholder’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(b)           Public Announcements.  The Stockholder agrees that the Stockholder will not issue any press release or otherwise make any public statement with respect to this Agreement, the Exchange Agreement or the transactions contemplated hereby or thereby without the prior written consent of Luxco; provided, however, that such disclosure can be made without obtaining such prior consent if such party determines based upon the advice from its legal counsel that such disclosure is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and the party making such disclosure has first used its commercially reasonable efforts to consult with the other parties about the form and substance of such disclosure prior to making such disclosure.

(c)           Confidentiality.  The Stockholder will maintain the confidentiality of any information relating to the business, operations, financial structure, financial position or financial results, customers, suppliers, contracts, employees and affairs of Schick or its Subsidiaries that shall not be generally known to the public or to other participants in Schick’s industry (“Schick Confidential Information”); provided however, that such restriction shall not apply as to particular portions of Schick Confidential Information (i) if, and only to the extent, such portions become generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8(c) or (ii) if the Stockholder determines based upon the advice from its legal counsel that disclosure by the Stockholder on its own behalf is required pursuant to applicable law or regulations of national securities exchanges or Nasdaq and has used its or his commercially reasonable efforts to consult with Luxco about the form and substance of such disclosure prior to making such disclosure, in which event it may disclose to the extent, but only to the extent, so required under such applicable law or regulations.  In addition, the restrictions in the prior sentence shall not apply as to particular portions of Schick Confidential Information which the Stockholder reasonably believes it needs to disclose to a court, tribunal or arbitration panel in an action to enforce or defend its rights under and with respect to this Agreement.  In the event that the Stockholder is requested or becomes compelled (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar legal or regulatory process) to disclose any Schick Confidential Information, the Stockholder will promptly provide Luxco with written notice so Luxco or Schick may seek a protective order or other appropriate remedy and the Stockholder will fully cooperate with Luxco’s or Schick’s efforts to obtain the same.  If, in the absence of a protective order or other remedy or waiver, the Stockholder, after consultation with Luxco, is compelled to disclose such Schick Confidential Information to any tribunal or regulatory authority or else, in the reasonable judgment of the Stockholder’s counsel, stands liable for contempt or will suffer other censure or penalty, the Stockholder will furnish only that portion of Schick Confidential Information which is required to be furnished.

9.             Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b)           Binding Agreement.  This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder’s heirs, guardians, administrators or successors.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided that Luxco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of it, but no such assignment shall relieve it of its obligations hereunder if such assignee does not perform such obligations.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Luxco and the Stockholder.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

Stan Mandelkern

987 Phelps Road

Teaneck, NJ 07666

Attention:

Facsimile:

and

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City, NY  11101

Attention:              Jeffrey T. Slovin
Facsimile:               (718) 729-3469

and

Dorsey & Whitney LLP
250 Park Avenue
New York, NY  10177

Attention:              Barry Wade
Facsimile:               (212) 953-7201

If to Luxco:

Sirona Holdings Luxco S.C.A.

8-10, rue Mathias Hardt

L-1717 Luxembourg

Attention: Catherine Koch

Facsimile: +352 480-631

and

Sirona Holdings Luxco S.C.A.

c/o Madison Dearborn Partners

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention: Timothy P. Sullivan

Facsimile: (312) 895-1001

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois  60601

Attention:              Sanford E. Perl, P.C.

Facsimile:               (312) 861-2200

and

Piliero Goldstein Kogan & Miller, LLP

10 East 53rd Street

New York, New York 10022

Attention:              Edward J. Goldstein

Facsimile:               (212) 478-8504

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  The Stockholder recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause Luxco to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach or threatened breach Luxco shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the necessity of posting of any bond or similar undertaking.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles.  The Stockholder and Luxco irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and the Stockholder and Luxco hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  The Stockholder and Luxco hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(l)            Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery by facsimile or other electronic means), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

(n)           Expenses.  Each party shall pay its own costs and expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

(o)           Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise.  Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa.

(p)           No Restrictions on Actions as Directors.  Notwithstanding anything to the contrary in this Agreement, in the case of any Stockholder who is a director or executive officer of Schick, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Stockholder’s ability to exercise his or her fiduciary duties as a director or executive officer to the stockholders of Schick under applicable law in his or her capacity as a director or executive officer of Schick.

* * * * *

IN WITNESS WHEREOF, Luxco and the Stockholder have caused this Voting Agreement and Irrevocable Proxy to be duly executed as of the day and year first above written.

SIRONA HOLDINGS LUXCO S.C.A.

By:	Sirona Holdings S.A.
Its:	Manager

	By:	/s/ TIMOTHY SULLIVAN
	Name:	Timothy Sullivan
	Its:	A Director

	By:	/s/ ALAIN PEIGNEUX
	Name:	Alain Peigneux
	Its:	B Director

/s/ STAN MANDELKERN
Stan Mandelkern

Schedule I

Options, etc.

Options to acquire up to 120,634 shares of Schick Common Stock.

Schedule 2(b)(i)

Permitted Encumbrances

None.